SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to ss.240.14a-12

SMARTVIDEO TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMARTVIDEO TECHNOLOGIES, INC.
1650 OAKBROOK DRIVE
SUITE 405
NORCROSS, GA 30093

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, AUGUST 31, 2004

Notice is hereby given that the Annual Meeting of Stockholders of SmartVideo Technologies, Inc. (“Company”), will be held on Tuesday, August 31, 2004, at the Marriott Courtyard, 6235 McDonough Drive, Norcross, Georgia 30093 at 10:00 a.m. (ET) for the following purposes:

1.

To elect the following three (3) nominees as directors of the Company until the next Annual Meeting of Stockholders and until their respective successors shall be elected and qualified: Robert J. Walters, Richard E. Bennett, Jr., Darren Breitkreuz;

2.	To approve the 2004 Equity Incentive Plan;

3.	To ratify the appointment of Sherb & Co. LLP as the Company’s independent accountants for the fiscal year ending December 31, 2004; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record as of the close of business on July 6, 2004, are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All stockholders are urged to attend the meeting in person or by proxy. Stockholders who do not expect to attend the meeting are requested to vote either: (i) by telephone as directed on the enclosed proxy card; (ii) over the Internet as directed on the enclosed proxy card; or (iii) by completing, signing and dating the enclosed proxy card and returning it promptly in the self-addressed envelope provided.

By order of the Board of Directors

Robert J. Walters
Chairman of the Board

July 21, 2004

NO MATTER HOW MANY SHARES YOU OWNED
ON THE RECORD DATE, YOUR VOTE IS IMPORTANT.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS EITHER (i) BY TELEPHONE AS DIRECTED ON THE ENCLOSED PROXY CARD; (ii) OVER THE INTERNET AS DIRECTED ON THE ENCLOSED PROXY CARD; OR (iii) ON THE ENCLOSED PROXY CARD BY SIGNING, DATING, AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILDED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF EITHER SOLICITATION, WE ASK YOUR COOPERATION IN TELEPHONING IN YOUR VOTE, VOTING OVER THE INTERNET OR MAILING YOUR PROXY CARD PROMPTLY.

SMARTVIDEO TECHNOLOGIES, INC.
1650 OAKBROOK DRIVE
SUITE 405
NORCROSS, GA 30093

PROXY STATEMENT

This Proxy Statement is being furnished to stockholders at the direction and on behalf of the Board of Directors (“Board of Directors”) of SmartVideo Technologies, Inc., a Delaware corporation (the “Company”), for the purpose of soliciting proxies for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, August 31, 2004, at the Marriott Courtyard, Norcross, Georgia at 10:00 a.m. (ET). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this proxy statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person or by submitting a later dated proxy. A revocation that is not timely received will not be taken into account, and the original proxy will be counted.

If you plan to attend the Annual Meeting of Stockholders in person and your shares are not registered in your own name, please advise the bank, broker or other institution that holds your shares that you plan to attend the Annual Meeting. That firm must provide you with documentation showing that you owned your shares of the Company as of the record date, July 6, 2004. This documentation may be either a copy of an account statement that shows you owed the shares on the record date or a letter from the firm that confirms you owned the shares on that date.

Stockholder proposals and nominees for director must be submitted to the Company in writing no later than December 15, 2004, in order to be included in those matters considered at the next Annual Meeting of Stockholders to be held in 2005. Stockholder proposals must also meet the other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder to be eligible for inclusion. The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy is being borne by the Company. Directors, officers and employees of the Company, who will not be specially compensated for such services, may make solicitation of proxies by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This proxy statement and accompanying proxy will be mailed to stockholders on or about July 21, 2004.

VOTING SECURITIES AND VOTES REQUIRED

The record date of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders is the close of business on July 6, 2004. On such date, the Company had issued and outstanding 21,394,767 shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter that may properly come before the meeting, and there are no cumulative voting rights on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting.

Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. A vote withheld or an abstaining vote in connection with the election of directors is not counted and therefore has no effect on the election. In a vote on the other proposals to be considered at the meeting, however, an abstaining vote has the effect of a vote against the proposal.

A broker “non-vote” counts in determining the presence or absence of a quorum for the transaction of business but is not counted in determining the numbers of shares voted for or against any nominee for director or any proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

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All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. Pursuant to applicable Delaware law, there are no dissenter’s rights relating to the matters to be voted on.

The Board of Directors is not aware of any matters to be brought before the 2004 Annual Meeting of Stockholders or any adjournment thereof other than the election of three (3) nominees as directors of the Company, the approval of the 2004 Equity Incentive Plan and the ratification of the appointment of Sherb & Co. LLP as the Company’s independent accountants for the fiscal year ending December 31, 2004. If, however, other matters are properly presented, it is the intention of the persons named in the accompanying proxy or their substitutes to vote the shares represented by the proxy in accordance with their best judgment on such matters.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of its common stock as of July 6, 2004, by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock, (ii) each officer and director of the Company, and (iii) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to their shares.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

Robert J. Walters	4,000,000	18.3%
1650 Oakbrook Drive
Suite 405
Norcross, GA 30093

Richard E. Bennett, Jr.	4,000,000	18.3%
1650 Oakbrook Drive
Suite 405
Norcross, GA 30093

William R. Dunavant	4,000,000	18.3%
1650 Oakbrook Drive
Suite 405
Norcross, GA 30093

Darren Breitkreuz	508,334	2.3%
1650 Oakbrook Drive
Suite 405
Norcross, GA 30093

All Directors and
executive officers
as a group	8,508,334	38.9%
(three persons)
(1)

Includes 500,000 shares of common stock issuable to Mr. Breitkreuz upon the exercise of the Options granted under the 2004 Equity Incentive Plan. These Options were granted to Mr. Breitkreuz on June 1, 2004, and are issuable upon the approval of the 2004 Equity Incentive Plan by the stockholders.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The stockholders of the Company will elect three (3) directors at the Annual Meeting. The persons elected as directors will serve until the next Annual Meeting of the Company’s stockholders or until their successors have been qualified and are duly elected. Officers of the Company will hold their positions at the will of the Board of Directors, absent any employment agreement. There are no arrangements, agreements or understandings between non-management stockholders and management under which non-management stockholders may directly or indirectly participate in or influence the management of the Company’s affairs.

Provided that a quorum of stockholders is present at the meeting in person or by proxy, directors will be elected by a plurality of the votes cast at the meeting. The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the persons nominated for election as directors, unless instructed otherwise on the proxy card. If at the time of the Annual Meeting of Stockholders any nominee is unable or declines to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute. Management does not believe that a substitute nominee will be required.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
ELECTION OF THE NOMINEES LISTED BELOW.

Nominees for Director

The names of, and certain information with respect to, the persons nominated for election as directors is provided below:

Name	Age	Title
Richard E. Bennett, Jr.	45	President, Chief Executive Officer, Chief Financial Officer and a Director

Robert J. Walters	62	Chief Technology Officer, Chairman of the Board and a Director

Darren Breitkreuz	34
		Secretary and a Director (1) (2) (3)

(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Nominating Committee

Robert J. Walters, age 62, has been an officer and director of the Company since November 2002 and serves as its Chief Technology Officer and Chairman. Mr. Walters has been an officer and director of the Company’s wholly owned subsidiary, (OVT, Inc. d/b/a/ SmartVideo) since September 2000. Prior to founding SmartVideo in September 2000, Mr. Walters was Vice-President and General Manager of Ensure Computing Systems, which he formed in 1985 to serve the computer and networking needs of small businesses. Ensure’s videoconferencing technologies won an Inc. Magazine – Cisco Systems Technology Award in 1999.

Richard E. Bennett, Jr., age 45, has been an officer and director of the Company since November 2002 and serves as its Chief Executive Officer and President. Since May 2004, Mr. Bennett has served as the Chief Financial Officer of the Company. Mr. Bennett has been an officer and director of the Company’s wholly owned subsidiary, (OVT, Inc. d/b/a/ SmartVideo) since September 2000. Prior to founding SmartVideo in September 2000, Mr. Bennett served as a consultant and advisor to early stage growth companies. Prior to January 2000, Mr. Bennett was employed by BARCO, N.V. where he served in a variety of capacities over a nine-year period, including Product Manager, Sales Executive, Quality Assurance Manager, and Customer Support Manager.

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Darren Breitkreuz, age 34, has been a director of the Company since September 2002. From 1998 through 2000, he was an investment advisor at various financial institutions. Since 2000, Mr. Breitkreuz has concentrated the majority of his time on the development of investor relations programs for public companies.

Each director of the Company is elected at the Annual Meeting of Stockholders and serves until his or her successor is qualified and duly elected, unless his or her office is earlier vacated in accordance with the Bylaws of the Company. The executives are appointed by the Board of Directors and serve at the discretion of the Company’s directors.

Compensation of Directors

At present, the Company does not pay its directors for attending meetings of the Board of Directors, although the Company may adopt a director compensation policy in the future. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments. During the year ended December 31, 2003, and except as disclosed elsewhere in this report, no director of the Company received any form of compensation from the Company.

On June 1, 2004, Darren Breitkreuz, a director, was granted 500,000 Options to purchase common stock under the 2004 Equity Incentive Plan, subject to approval of the 2004 Plan by the stockholders.

Governance of the Company

Pursuant to the Company’s Bylaws and Delaware General Corporation Law, the Company’s business, property and affairs are managed under the direction of the Company’s Board of Directors. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Of the three current members of the Board of Directors of the Company, only Mr. Breitkreuz is “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

The Board of Directors held no formal meetings in 2003. The Board of Directors took action during the year by Unanimous Written Consent on eight (8) occasions.

The Board of Directors has adopted the following three committees: (1) Audit, (2) Compensation and (3) Nominating. The Board of Directors has adopted a written charter for each of these three committees. The committee charters are posted in the Corporate Governance section of the Company’s Website: http://www.smartvideo.com.

The Board of Directors has also adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers (including our Chief Executive Officer and our Chief Financial Officer) and employees. Our Code of Business Conduct and Ethics is posted in the Corporate Governance section of the Company’s website: http://www.smartvideo.com. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our Chief Executive Officer, Chief Financial Officer or principal accounting officer with respect to our Code of Business Conduct and Ethics, then we will post the amendment or description of the waiver in the Corporate Governance section of the Company’s Website.

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Nominating Committee

The Board of Directors has a Nominating Committee, which is comprised solely of Mr. Breitkreuz. The Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors, establishes and recommends criteria for the selection of new directors and recommends candidates for the election to the Board of Directors.

The Nominating Committee will seek individuals with a variety of experience, including chief executive officers, entrepreneurs, independent business owners, licensed attorneys, and certified public accountants. Additionally, the Board of Directors is expected to have some members with specialized skills in the streaming media industry, including individuals with strong technical backgrounds. In addition to such specialized skills and backgrounds, the Nominating Committee will seek individuals of high ethical character who share in the values of the Company. Absent special circumstances, the Nominating Committee is generally of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that the directors have accumulated during their tenure, while contributing to the ability of the Board of Directors to work as a collective body. Accordingly, it is the general policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who the members of the Nominating Committee believe will continue to make important contributions to the Company.

To recommend a prospective nominee for the Nominating Committee’s consideration, a stockholder may submit the candidate’s name and qualifications in writing to the Secretary of the Company at 1650 Oakbrook Drive, Suite 405, Norcross, GA 30093. The information should include the name and address of the stockholder suggesting the individual as such person’s name appears on the Company’s books, the number and class of shares owned beneficially and of record by the stockholder, the suggested nominee’s name and address, a description of all arrangements or understandings, if any, between the stockholder and the individual being suggested for the Nominating Committee’s consideration, the information about the individual being suggested that would be required to be included in a proxy statement filed with the Securities and Exchange Commission, and an indication of the individual’s willingness to be named as a nominee and to serve as a director of the Company if nominated by the Nominating Committee. The recommendation must be accompanied by the candidate’s written consent to be named in the Company’s proxy statement as a nominee for election to the Board of Directors and to serving as a director, if elected. The recommendation and the director candidate’s written consent must be provided to the Company by December 15, 2004, in advance of the next Annual Meeting of the Stockholders to be held in 2005. The Company may also require any proposed nominee to furnish such other information as the Company or the Nominating Committee may reasonably require to determine the eligibility of the nominee to serve as a director. Potential candidates for the Board of Directors who have been suggested by stockholders will be evaluated by the Nominating Committee in the same manner as are other possible candidates. The committee has not yet retained a third-party search firm to identify candidates at this time, but may do so in the future in its discretion.

Stockholder Communication with Directors

Stockholders of the Company who want to communicate with the Board of Directors or any individual director may write to:

SmartVideo Technologies, Inc.
1650 Oakbrook Drive, Suite 405
Norcross, GA 30093
Attention: Secretary

The letter should include a statement indicating that the sender is a stockholder of the Company. The Secretary will review all stockholder letters with the Board of Directors and depending on the subject matter will:

  Regularly forward any letter that deals with the function of the Board of Directors or any committees of the Board of Directors (or otherwise appropriate for board attention) to the director or directors to whom it is addressed;

  Attempt to handle the inquiry directly if it relates to routine or administerial matters, including requests for information about the Company and stock-related matters; or

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  Based upon the advice of appropriate legal counsel, not forward the letter if it relates to an improper or irrelevant topic.

The Secretary or another member of management of the Company will, at each meeting of the Board of Directors, present a summary of all letters received since the last meeting that were not forwarded to the Board of Directors and will make those letters available to the Board of Directors upon request.

Compensation Committee

The Board of Directors has a Compensation Committee, which is comprised solely of Mr. Breitkreuz. The Compensation Committee is responsible for reviewing and approving the executive compensation program for the Company, assessing executive performance, making grants of salary and annual incentive compensation and approving certain employment agreements. Mr. Breitkreuz is an “independent” director; as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Compensation Committee held no formal meetings during the fiscal year ended December 31, 2003.

Audit Committee

The Board of Directors has an Audit Committee, which is comprised solely of Mr. Breitkreuz. The Audit Committee assists the Board of Directors in monitoring the financial reporting process, the internal control structure and the independence and performance of the internal audit department and the independent public accountants. Its primary duties are to serve as an independent and objective party to monitor the Company’s financial process and the internal control system, to review and appraise the audit effort of the Company’s independent accountants and to provide an open avenue of communication among the independent accountants, financial and senior management of the Company and the Board of Directors. The Board of Directors recently adopted a written charter for the Audit Committee. Such charter is attached to this proxy statement as Exhibit A. During the year, the Board of Directors examined the composition of the Audit Committee in light of the listing standards of the Nasdaq Stock Market and the regulations under the Securities Exchange Act of 1934 (“Exchange Act”) applicable to audit committees. Based upon this examination, the Board of Directors has determined that Mr. Breitkreuz is an “independent” director within the meaning of such listing standards and the Exchange Act and the rules and regulations thereunder. Mr. Breitkreuz does not qualify as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission. The Company does not have directors and officer’s liability insurance, which has hindered the Company’s ability to attract a person with such qualifications to join the Board of Directors and serve on the Audit Committee.

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Audit Committee Report

The Audit Committee submits the following report for 2003:

The Committee has reviewed and discussed with both management and the outside auditors the audited consolidated financial statements as of, and for, the year ended December 31, 2003. The Committee’s review included discussion with the outside auditors of matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent auditors matters relating to the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Darren Breitkreuz, Chairman

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DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

This table lists information concerning the Company’s Executive Officers and other Key Employees:

Name	Position with the Company
Richard E. Bennett, Jr. (1)	Director, President, Chief Executive Officer and Chief Financial Officer
Robert J. Walters (1)	Director, Chairman of the Board of Directors and Chief Technology Officer
Darren Breitkreuz (1)	Director, Secretary

    (1)        For biographical information regarding such persons, see “Election of Directors.”

Key Employee and Consultant

William R. Dunavant, 51, serves as Vice President, New Business Development and has been a manager of the Company since October 2002. Between January 2002 and September 2002, Mr. Dunavant served as the President of Seamless Technologies, Inc., a business solutions provider that designs and develops integrated applications to support complex business solutions. From 1999 through 2001, Mr. Dunavant was an independent business consultant developing marketing and sales strategies, offering one-on-one business advice, and management consulting to small and mid-sized firms.

Kevin McNeil, 43, has served as an operational and financial advisor to the Company since May 2004. From February 2003 until June 2003, he served as the Company’s interim Chief Financial Officer. During 2002, he served small and medium sized public companies as a consultant and advisor with regard to their regulatory filings. Prior to 2002, he served as Chief Financial Officer, Treasurer and Secretary of an international financial services firm which had offices in the US and Europe. Mr. McNeil is a member of Financial Executives International and the American Institute of Certified Public Accountants.

Certain Relationships and Related Transactions

The Company has a $325,000 note payable to an entity owned by the spouse of Mr. Walters, bearing interest at 8% with principal and interest payments due as follows: $75,000 within 30 days of the funding of a public offering by the Company, monthly principal payments of $50,000 thereafter plus accrued interest beginning 30 days after the initial payment of $75,000. The amount due under the terms of this note, including accrued interest, amounted to approximately $317,000 at December 31, 2003. The Company paid $70,000 and $20,000 towards this note payable during 2004 and 2003, respectively.

The Company has a $150,000 note payable to a former stockholder of its subsidiary in connection with a stock repurchase, bearing interest at 5.18%. The note is secured by 2,500,000 shares of the subsidiary’s common stock. The Company is in default under the terms of such note. The amount due under the terms of this note, including accrued interest of approximately $28,500, totals approximately $178,500.

The Company has an advance payable to an entity owned by the spouse of a Mr. Walters, of approximately $20,000 at December 31, 2003. The advances were made prior to 2003. The advances are payable on demand and do not bear interest.

Until October 2002, the Company was provided the use of office facilities, at no cost, from an entity, owned by the spouse of Mr. Walters. In October 2002, an agreement was reached with this entity to charge the Company rent for its share of the office facilities and common expenses. There were no expenses accrued or charged under the terms of this agreement prior to December 31, 2002. The amount paid by the Company during 2003 under this leasing arrangement amounted to approximately $71,000. The amount paid in 2004 under this leasing agreement was approximately $61,000. At December 31, 2003, the Company owed approximately $40,000 under this lease agreement. The rental expense associated with this lease is included in the general and administrative expenses in the accompanying consolidated financial statements. This lease expires on August 31, 2005. The minimum future lease payments under the term of this lease for the years ending December 31, 2004 through December 31, 2005, are as follows: 2004 – $96,000; and 2005 – $64,000.

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Mr.  Dunavant advanced approximately $50,000 during 2003 which was satisfied by the issuance of 55,000 shares of common stock to certain individuals unrelated to the Company.

During 2003, a related entity, owned by the spouse of Mr. Walters, used the Company’s products and services. Revenue generated during 2003 amounted to approximately $22,000, all of which was receivable at December 31, 2003. The full amount of this receivable was paid to the Company in 2004. Revenue generated in 2004 amounted to approximately $10,000, all of which was receivable at June 30, 2004.

On June 1, 2004, Darren Breitkreuz, a Director, was granted 500,000 Options to purchase common stock under the 2004 Equity Incentive Plan, subject to approval of the 2004 Plan by the stockholders.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater stockholders of the Company to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5) and to provide copies of all such forms as filed to the Company. To the Company’s knowledge and based on our review of the various filings made by directors, executive officers and 10% or greater stockholders of the Company, all persons required to file reports, as required by Section 16(a), during 2003 filed these reports in a timely fashion except for the following:

During 2003, Rene Hamouth directly and indirectly owned more that 10% of SmartVideo’s common stock. Mr. Hamouth’s “Initial Statement of Beneficial Ownership of Securities” on Form 3 was not filed within the prescribed filing due dates. It also appears to management that Mr. Hamouth has not filed several of his “Statement of Changes in Beneficial Ownership” on Form 4 related to numerous purchases and sales in the Company’s common stock in a timely manner within the prescribed filing deadlines. Management is unable to ascertain whether Mr. Hamouth has disclosed all of his reportable transactions during the year ended December 31, 2003. Rene Hamouth has acquired and disposed of at least 850,000 shares of common stock within six-month periods which are subject to “short-swing” trade liabilities under Section 16(b) of the Securities Exchange Act of 1934. On April 22, 2004, the Company filed a lawsuit against Mr. Hamouth in the United States District Court of the Northern District of Georgia seeking to recover trading profits made by Mr. Hamouth allegedly in violation of Section 16(b).

Certain Litigation

On or about June 30, 2004, Mr. Rene Hamouth, the same person who the Company is suing for violating Section 16(b) of the Securities Exchange Act of 1934, filed a stockholder derivative action on behalf of the Company, as a nominal defendant, against Richard E. Bennett, Jr., Robert J. Walters and William R. Dunavant in the United States District Court for the Northern District of Georgia. In his complaint, Mr. Hamouth alleges that Messrs. Bennett, Walters and Dunavant failed to forfeit three million shares of the Company’s Series A Convertible Preferred Stock (“Preferred Stock”) in breach of a Stock Exchange Agreement dated November 9, 2002, among such persons, the Company (formerly named Armagh Group Inc.), and OVT, Inc., a subsidiary of the Company (“OVT”). Under the terms of the Amended and Restated Stock Exchange Agreement, dated as of November 19, 2002 (the “Amended Stock Exchange Agreement”), among the Company, OVT and Messrs. Bennett, Walters and Dunavant, the Preferred Stock was required to be forfeited if OVT did not have pre-tax earnings of at least $220,000 for OVT’s fiscal year ended September 30, 2003.

Messrs.     Bennett, Walters and Dunavant intend to vigorously defend the action claiming, among other things, that under the terms of the Amended Stock Exchange Agreement, the three million shares of Preferred Stock are not required to be forfeited because the Armagh Group Inc. did not comply with its obligations under Sections 2.5(d) and 2.5(f) of the Amended Stock Exchange Agreement by: (a) contributing $500,000 to the capital of OVT within 15 days after the closing of the transaction and (b) commencing a private placement of its common stock to raise not less than $1.5 million within 30 days following the closing of the transaction. Messrs. Bennett, Walters and Dunavant will assert, among other things, that the Company’s breach of its obligations under Sections 2.5(d) and 2.5(f) of the Amended Stock Exchange Agreement was the direct cause of OVT’s failure to attain pre-tax earnings of $220,000 for the fiscal year ended September 30, 2003.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table discloses the compensation earned or received by the Company’s Chief Executive Officer during the fiscal years ended December 31, 2001, 2002 and 2003. No other executive officer of the Company earned or received in excess of $100,000 during the past three fiscal years.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Other Compensation	Restricted Stock Awards	Options Granted	All Other Compensation
Richard E.	2003	$ 78,125	--	--	--	--	--
Bennett, Jr.	2002	$ 34,154	--	--	--	--	--
President and Chief Executive Officer	2001	$ 16,970	--	--	--	--	--

(1)     The dollar value of base salary (cash and non-cash) received or earned

The Board of Directors may increase the compensation paid to the Company’s officers depending upon the results of the Company’s future operations.

COMPENSATION OF OUTSIDE DIRECTOR

On June 1, 2004, 500,000 Options to purchase common stock were granted to Mr. Breitkeruz under the 2004 Equity Incentive Plan. These Options are issuable upon approval of the 2004 Equity Incentive Plan by the stockholders.

Employment Agreements

Effective October 1, 2002, we entered into an employment agreement with Richard E. Bennett, Jr. This agreement provides for an initial base salary of $75,000 with subsequent increases as determined by our Board of Directors. This agreement will continue indefinitely unless contrary notice is given by either party.

The employment agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in employee benefits applicable to our employees and executives, as well as for the provision of an automobile allowance of up to $650 per month in any month in which the Company is profitable and other fringe benefits commensurate with his duties and responsibilities and for benefits in the event of disability. Pursuant to the employment agreement, employment may be terminated by the Company with cause or by the executive with or without good reason. Termination by the Company without cause or by the executive for good reason would subject the Company to liability for liquidated damages in an amount equal to six months of the current salary of the terminated executive as of the date of termination.

Long Term Incentive Plans — Awards in Last Fiscal Year

None.

Employee Pension, Profit Sharing or Other Retirement Plans

The Company does not have a defined benefit, pension plan, profit sharing or other retirement plan, although the Company may adopt one or more of such plans in the future.

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Stock Option and Bonus Plans

The Board of Directors of the Company adopted the 2004 Equity Incentive Plan (“2004 Plan”) effective January 1, 2004, to provide incentives to attract and retain individuals performing services for the Company. The 2004 Plan allows for the issuance of up to 5,000,000 shares of the Company’s common stock. The Company is submitting the 2004 Plan for the stockholders’ approval at this Annual Meeting.

On May 1, 2004, the Company established an Advisory Board to provide guidance and support to SmartVideo in the development of the Company’s business, in the formation of strategic partnerships and the development of its corporate strategy, including content distribution, marketing, advertising, promotion and programming. The Charter Members of the Board of Advisors are: Herman Rush, Joseph Indelli, Peter Sealey, James Rosenfield, and Frederick Pierce. Each of the five Charter Members of the Board of Advisors has agreed to serve for a three-year term. In consideration for their services to the Company, the Company has granted each advisor Options to purchase 150,000 shares of common stock, subject to the terms of the 2004 Equity Incentive Plan and subject to approval of the 2004 Equity Incentive Plan by the stockholders. The Options shall vest and become exercisable in 30 monthly installments with vesting commencing in the seventh month. In the event of termination for any reason, all Options not yet vested will be forfeited.

On June 1, 2004, the Board of Directors granted Darren Breitkreuz 500,000 Options to purchase shares of common stock subject to the terms of the 2004 Equity Incentive Plan and subject approval of the 2004 Plan by the stockholders. For more information relating to the 2004 Plan, see “Proposal No. 2 – Approval of the 2004 Equity Incentive Plan.”

During 2003, the Company retired its Incentive Stock Plan, the Non-Qualified Stock Option Plan, and the Stock Bonus Plan. No Options are outstanding under such plans.

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PROPOSAL NO. 2 – APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

The 2004 Equity Incentive Plan (the “2004 Plan”) was approved by the Board of Directors on February 25, 2004, subject to stockholder approval. The purpose of the 2004 Plan is to attract and retain the best available talent and encourage the highest level of performance by directors, employees and other persons who perform services for the Company by providing such persons the opportunity to acquire proprietary interests in the Company and by providing them with incentives to put forth maximum efforts for the success of the Company’s business.

The 2004 Plan currently authorizes the issuance of 5,000,000 shares of the Company’s common stock in connection with awards granted under the 2004 Plan (“Awards”). As of the date of this proxy statement, six Awards under the 2004 Plan have been granted. On May 1, 2004, the Board of Directors awarded Herman Rush, Joseph Indelli, Peter Sealey, James Rosenfield, and Frederick Pierce 150,000 Options each to purchase shares of common stock issuable upon the approval of the 2004 Plan by the Stockholders. On June 1, 2004, the Board of Directors awarded Darren Breitkreuz 500,000 Options to purchase common stock issuable upon the approval of the 2004 Plan by the stockholders. These Options were granted subject to approval of the 2004 Equity Incentive Plan by stockholders at the next Annual Meeting of Stockholders.

Since designation of participants, and the type and amount of Awards to be granted to participants, is subject to the discretion of the Compensation Committee of the Board of Directors of the Company, it is not possible to estimate the approximate number of persons who will be eligible participants in the 2004 Plan.

Set forth below is a brief description of the major features of the 2004 Plan, which description does not purport to be complete and is qualified in all respects by the terms of the 2004 Plan, a copy of which is attached as Exhibit B. Capitalized terms used in the description but not defined in this proxy statement have the meanings ascribed to them under the 2004 Plan.

Administration of the 2004 Plan

The 2004 Plan will be administered by the Compensation Committee, which among other things, has the authority to determine persons to whom restricted stock, options, stock appreciation rights, performance awards and other purchase rights shall be awarded, to determine the terms of any award, and to interpret the terms and provisions of the 2004 Plan. To the extent permissible by law, the Committee may delegate to one or more of its members such administrative duties as it may deem advisable.

Eligibility for Participation

All employees and directors of the Company or one of its affiliates, as well as any non-employee who provides service to the Company or one of its affiliates (“Independent Contractor”), will be eligible to participate in the 2004 Plan. The Compensation Committee will have the sole discretion to determine and designate those employees, directors and Independent Contractors that are to receive Awards.

Shares Subject to the 2004 Plan

A maximum of 5,000,000 shares of common stock of the Company may be issued pursuant to the 2004 Plan. Shares issued pursuant to the 2004 Plan shall be either shares of authorized but unissued common stock or previously issued shares of common stock that have been re-acquired by the Company. Any shares forfeited pursuant to the terms of the 2004 Plan shall again be available for grant under the 2004 Plan.

Transfer Restrictions

Awards granted under the 2004 Plan will not he transferable, except by will, the laws of descent or distribution, or pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code, except to the extent provided in any Award agreement and permitted under applicable law.

Awards

Stock Options. Options granted pursuant to the 2004 Plan may be either in the form of incentive stock options (which are Options that meet the requirements of Section 422 of the Internal Revenue Code) or in the form of nonqualified stock options. A stock option gives the holder the right to purchase, during the term of the option, a number of shares of common stock at a price determined on the date the option is granted. The option exercise price and the time or times at which the option may be exercised are determined by the Committee at the time of grant, except that the option exercise price for an incentive stock option may not be less than one hundred percent (110% in the case of a stockholder owing more than 10% of the combined voting power of all classes of Company stock) of the fair market value of the common stock on the date of grant. The closing price of the Company’s common stock on July 9, 2004, was $3.08. The option price may be paid in cash or, with the consent of the Compensation Committee and subject to certain terms and conditions, (i) in shares of common stock (including a portion of the common stock that otherwise would be distributed to the optionee upon exercise of the option) valued at the fair market value on the date prior to exercise, or if there were no sales on such date, on the next preceding day on which there were sales. (ii) by surrender of outstanding Awards under the 2004 Plan, (iii) by delivery of a promissory note containing such terms as deemed acceptable to the Compensation Committee, or (iv) any combination of the above. Stock options may be exercised at such time or times as may be specified at the time of grant, but in no event more than ten years after the date of grant.

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Stock Appreciation Rights (“SARs”). SARs may be granted to employees of the Company in connection with all or any part of a previously or contemporaneously granted stock option (a “Tandem Right”) or unrelated to any option (a “Freestanding Right”). SARs entitle the holder, upon exercise of the SAR, to receive an amount equal to the difference between the fair market value of a share of common stock at the time of exercise and (A) the option exercise price, in the case of a Tandem Right, or (B) in the case of a Freestanding Right, the price specified by the terms of such Freestanding Right, which price may not be less than the fair market value of a share of common stock on the date of grant of such Award.

Performance Awards. Performance Awards may be granted to employees of the Company and give the holder the right to receive shares of common stock or a cash payment specified by the Compensation Committee at the end of a specified performance period if specified performance goals are met.

Restricted Stock. Restricted stock Awards may be granted to employees and consist of shares of common stock being registered in the name of the recipient employee for no consideration, with the restricted stock being subject to such conditions, terms and restrictions for such period or periods as shall be determined by the Compensation Committee or as expressly stated in the 2004 Plan. During the restricted period, the Company holds the restricted shares in custody and the registered owner of the restricted shares is not permitted to assign, transfer, pledge or otherwise encumber such shares. However, the registered owner is entitled to vote such shares and to receive any dividends or other distributions with respect to such shares.

Other Stock-Based Awards. The Compensation Committee has the authority to grant to eligible employees an “Other Stock-Based Award,” which may consist of any right that is an Award of common stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the common stock (including, without limitation, securities convertible into common stock), as deemed by the Compensation Committee to be consistent with the purposes of the 2004 Plan.

Adjustments

In the event of any change in the capitalization of the Company by reason of a stock dividend, stock split or combination or any similar change or a consolidation, recapitalization, reclassification of shares or similar reorganization, the 2004 Plan provides that (a) the number of shares of stock which may be issued under the 2004 Plan, (b) the number of shares issuable and the exercise price per share pursuant to outstanding Awards theretofore granted under this Proposed Plan and, (c) the number and kind of shares which may underlie an Award granted shall be appropriately adjusted so as to prevent dilution or enlargement of rights.

Duration of 2004 Plan; Amendment or Termination

No Award may be granted under the 2004 Plan after January 1, 2014. The Board of Directors may at any time suspend, terminate, modify or amend the 2004 Plan without stockholder approval except as may be required by the Certificate of Incorporation, applicable laws and regulations. In addition, no such action by the Board of Directors may adversely affect any previously granted Award without the consent of the Award recipient.

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Change in Control

In the event of a “change in control” (as defined in the 2004 Plan), all outstanding stock options shall accelerate and become immediately exercisable for a period of 15 days, or such longer or shorter period as the Board of Directors may prescribe, immediately prior to the scheduled consummation of such a change in control, provided, however, that any such acceleration and any exercise of options during such 15-day period shall be (i) conditioned upon the consummation of the change in control and (ii) effective only immediately before the consummation of such change in control.

Federal Income Tax Consequences

The following is a brief and general discussion of the principal federal income tax rules applicable to 2004 Plan Awards based on current law. Such law may be changed, possibly with retroactive effect. Furthermore, the specific federal income tax consequences to a particular Employee who receives a Proposed Plan Award may be different than as stated below. Each Employee is encouraged to consult his or her own tax advisor regarding the federal income tax consequences of receiving an Award under the Proposed Plan.

Incentive Stock Options. An optionee that receives an incentive stock option does not recognize income either on the date the option is granted or on the date the incentive stock option is exercised (although, upon exercise, the difference between the fair market value of the stock acquired upon exercise and the exercise price will be treated as an item of adjustment for purposes of computing the optionee’s alternative minimum taxable income). If the optionee continues to hold the stock acquired upon exercise for the greater of (i) one year from the date of exercise of the option and (ii) two years from the date the option was granted, any gain or loss recognized on the sale of the stock will be capital gain or loss. If the optionee disposes of the option or disposes of the stock acquired upon exercise prior to the expiration of the periods set forth in the preceding sentence (a “Disqualifying Disposition”), the optionee will have compensation income (i.e., taxed at ordinary income rates) equal to the lesser of (i) the total amount of gain recognized upon disposition of the stock acquired upon exercise and (ii) the excess of the fair market value of the stock acquired upon exercise on the date of exercise over the exercise price of the option. Any additional gain will be capital gain, and will be long-term capital gain if the optionee held the stock acquired upon exercise of the option for more than one year from the date the option was exercised. The Company will not be entitled to any deduction upon the grant or exercise of an incentive stock option, but will generally be entitled to a compensation deduction equal to the amount of compensation income recognized by the optionee upon a Disqualifying Disposition.

Non-Qualified Stock Options. An optionee that receives a non-qualified stock option also generally recognizes no income on the date the option is granted. The optionee will, however, recognize compensation income on the date the nonqualified stock option is exercised in an amount equal to the excess of the fair market value of the stock acquired upon exercise on the date of exercise over the exercise price. Any gain or loss recognized on a later disposition of the stock acquired upon exercise of a non-qualified stock option will be capital gain or loss. The Company is generally entitled to a deduction at the time the non-qualified stock option is exercised equal to the amount of income recognized by the optionee.

SARs. An Employee who receives a SAR does not recognize any income on the receipt. If a SAR is exercised, in whole or in part, whether a Freestanding Right or a Tandem Right, any cash consideration received by the holder is generally taxable as compensation subject to income tax withholding requirements, and any common stock received by the holder will be taxable under the principles of Section 83 of the Internal Revenue Code. Under Section 83, payments in common stock to settle the exercise of a SAR are taxable as compensation in an amount equal to the fair market value of the common stock and are subject to income tax withholding. The Company will generally be entitled to a deduction in the same amount, and at the same time, that the holder recognizes income in connection with a SAR exercise.

Restricted Stock. A grantee that receives restricted (or unvested) stock generally does not recognize any income upon receipt of the stock. Instead, such grantee will recognize compensation income at the time the vesting restrictions on the stock lapse equal to the difference between the fair market value of the stock at the time such vesting restrictions have lapsed and the amount, if any, paid by the grantee for the stock. Any gain or loss recognized by the grantee upon a later disposition of the stock will be capital in nature. The Company will generally be entitled to a compensation deduction (in an amount equal to the amount of compensation income recognized by the grantee) at the same time as such income is recognized.

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A grantee that receives restricted stock may make an election within 30 days after the grant to include the value of the stock received in income at the time such stock is granted as if such stock were vested shares. If a grantee makes such election, the grantee will recognize ordinary income on the stock when received (in the same manner as vested stock), and no further income will be recognized until the stock is later sold or disposed of. Upon such later sale or other disposition, any gain or loss recognized will be capital in nature. The Company shall generally receive a compensation deduction for the stock with respect to which the grantee has made such election at the same time (and in the same amount) as the grantee recognizes compensation income.

Performance Awards. A participant normally will not realize taxable income upon the receipt of performance awards. Subsequently, when conditions and requirements established with respect to grants made in shares of common stock have been satisfied so that the shares are no longer subject to a substantial risk of forfeiture, then an amount equal to the fair market value of any shares of common stock received will constitute ordinary income to the participant in the year in which such event occurs, and the Company will be entitled to a deduction in the same amount. Recipients of performance awards made in shares of common stock may make an election to realize ordinary income in the year of receipt in the same manner as described above for recipients of restricted stock. A participant normally will not realize taxable income on performance awards, which represent a contingent unfunded promise to pay cash or property in the future, until all conditions or requirements applicable to such performance awards have been satisfied and the promised amount has become immediately payable. At that time, the cash amount or fair market value of property payable will constitute ordinary income and the Company will be entitled to a deduction in the same amount.

Payment with Common Stock. As described in the 2004 Plan, an optionee may be permitted to deliver common stock he already owns in payment of the option price. For any shares of common stock so delivered, an amount equal to the fair market value thereof on the date prior to exercise will be credited against the option price.

In the event common stock is used to pay the option price for an option, gain or loss is not normally recognized in connection with such exchange. To the extent that the number of shares of stock received on exercise does not exceed the number of shares surrendered, the optionee’s basis in these shares is equal to the basis of the stock surrendered and the optionee’s holding period therefor is the same holding period as for the stock surrendered. To the extent the optionee receives an amount of shares in excess of the number of shares surrendered, the optionee’s basis in such additional shares is zero (plus any cash paid in connection with the exercise) and the holding period for such additional shares will begin from the date of such exchange.

Section 162(m). Under Section 162(m) of the Internal Revenue Code, no deduction will be allowed for applicable employee remuneration with respect to certain employees to the extent the amount of the remuneration for the taxable year with respect to the employee exceeds $1,000,000. However, if grants to any such employee qualify as “qualified performance-based compensation” within the meaning of Treasury Regulations Section 1.162-27, taxable income recognized by the employee in connection with stock options, stock appreciation rights, restricted stock, and performance awards will be fully deductible by the Company, as discussed above.

Employee Retirement Income Security Act of 1974. The 2004 Plan is not subject to the terms of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401 (a) of the Code.

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THIS PROPOSAL TO APPROVE THE 2004 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 3 – RATIFICATION OF SHERB & CO. LLP
AS THE COMPANY’S INDEPENDENT ACCOUNTANTS

Background

The Audit Committee recommends, and the Board of Directors selects, independent public accountants for the Company. The Audit Committee recommended and the Board of Directors has nominated Sherb & Co. LLP to continue as the Company’s independent accountants for the fiscal year ending December 31, 2004. The affirmative vote of the holders of a majority of the shares of common stock voted at the meeting is necessary to elect Sherb & Co. LLP as the Company’s independent accountants for the fiscal year ending December 31, 2004.

Unless a stockholder directs otherwise, proxies will be voted for the approval of the selection of Sherb & Co. LLP as independent public accountants for 2004. If the stockholders do not approve the appointment of Sherb & Co. LLP, the Board will consider the selection of other independent accountants for 2004.

A representative of Sherb & Co. LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

On March 8, 2004, Spicer Jeffries LLP (“Spicer”) informed the Company that Spicer had resigned as independent accountants for the Company because its professional liability insurance coverage for public reporting companies was not renewed by its previous insurance carrier and Spicer was unable to obtain new insurance coverage for public registrants. Spicer’s report on the Company’s financial statements for each of the two fiscal years ended December 31, 2001 and 2002, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope, or accounting principles. However, the report of Spicer for these fiscal years included an emphasis related to the uncertainty as to the Company’s ability to continue as a going concern. Effective March 9, 2004, the Company retained Sherb & Co. LLP as its principal accountants.

For each of the Company’s fiscal years ended December 31, 2001 and 2002, and the interim period through March 8, 2004, there were no disagreements with Spicer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Spicer, would have caused Spicer to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such years. The Company has authorized Spicer to respond fully to the inquiries, if any, of Sherb & Co. LLP.

BDO Seidman, LLP (“BDO”) had been the Company’s independent accountants for the fiscal years ended December 31, 2000 and 2001. The Board of Directors of the Company dismissed BDO effective May 3, 2002, and replaced BDO with Spicer. BDO’s report on the Company’s financial statements for each of the two fiscal years ended December 31, 2000 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope, or accounting principles. However, the report of BDO for these fiscal years included an emphasis related to the uncertainty as to the Company’s ability to continue as a going concern.

During each of the Company’s fiscal years ended December 31, 2000 and 2001, and the interim period through May 3, 2002, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such years.

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Principal Accounting Fees and Services

The following table shows the fees that the Company paid or accrued for the audit and other services provided by Spicer Jeffries LLP and BDO for the fiscal years ended December 31, 2003 and 2002:

Type of Fees	2003	2002
Audit Fees	$ 14,797	(1)
Audit-Related Fees	--	(1)
Tax fees	1,900	(1)
Other Fees	--	(1)

(1)

During 2002, the Company may have incurred audit, audit-related fees, tax fees, and other fees with BDO prior to the merger with the acquirer, OVT, Inc. d/b/a SmartVideo, during 2002. Such fees were not disclosed to the persons who acquired control of the Company. Accordingly, the Company is unable to disclose such amounts.

Audit Fees: This category includes the fees for the examination of the Company’s consolidated financial statements and review of the Company’s Annual Report on Form 10-KSB and the quarterly review of the interim financial statements included in the Company’s Quarterly Reports on Form 10-QSB.

Tax Fees: This category relates to the preparation of income tax returns for fiscal years 2000, 2001 and 2002 for the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF SHERB & CO. LLP
AS INDEPENDENT ACCOUNTANTS OF THE COMPANY,
WHICH IS DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD.

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OTHER BUSINESS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Submission of Stockholder Proposals for the 2005 Annual Meeting of Stockholders

Stockholder proposals intended to be presented under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy statement and accompanying proxy for the Company’s 2005 Annual Meeting of Stockholders, including nomination of an individual for election as a director at the 2005 Annual Meeting of Stockholders, must be received at the Company’s principal executive offices in Norcross, Georgia, on or before December 15, 2004, and must meet all the requirements of Rule 14a-8. If a stockholder intends to present a proposal at our 2005 Annual Meeting but has not sought the inclusion of such proposal in our proxy materials, the proposal must be received by us on or before December 15, 2004, or our management proxies for the 2005 Annual Meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in our proxy materials. For a description of some of the requirements for suggesting an individual for consideration by the nominating committee for election as a director, see “Board of Directors; Corporate Governance Matters—Nomination Process.”

Proposals and other notices should be sent to:

SmartVideo Technologies, Inc.
Attn. Corp. Secretary
1650 Oakbrook Drive
Suite 405
Norcross, GA 30093.

The use of certified mail, return receipt requested, is suggested.

Annual Report on Form 10-KSB

The Company’s 2003 Annual Report on Form 10-KSB for the year ended December 31, 2003, including audited financial statements, accompanies this proxy statement. Additional copies of the Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders upon written request to: Ron Warren, 1650 Oakbrook Drive, Suite 405, Norcross, GA 30093.

                                    By Order of the Board of Directors

                                    Robert J. Walters
                                     Chairman of the Board
Norcross, Georgia
July 21, 2004

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Exhibit A

SMART VIDEO TECHNOLOGIES, INC.
AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee of Smart Video Technologies, Inc. (the “Corporation”) is to act on behalf of the Board of Directors and to oversee all material aspects of the organization’s financial reporting, control and audit functions, including but not limited to, reviewing the financial information to be provided to the Corporation’s stockholders, reviewing the systems of internal controls established by the Corporation’s officers and Board of Directors and selecting and evaluating the Corporation’s independent accountants. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Corporation’s financial statements. Consistent with this purpose, the Audit Committee shall encourage continuous improvement of, and foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee shall provide assistance to the directors of the Corporation in fulfilling their responsibility to the stockholders and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Corporation. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation.

Membership

The Audit Committee shall be composed of at least one (1) director of the Corporation. All members of the Audit Committee shall be “independent” as such term is described in the rules of the National Association of Securities Dealers, Inc. and the Sarbanes-Oxley Act, as in effect from time to time. Notwithstanding anything else contained herein, one (1) director may serve as a member of the Audit Committee for a period of no longer than two (2) years who does not qualify as “independent” under Nasdaq Rule 4200, if the Corporation’s Board of Directors determines that such person’s membership on the Audit Committee is required in the best interest of the Corporation and its stockholders. Each member of the Audit Committee shall be able to read and understand fundamental financial statements at the time of his or her appointment. All Audit Committee members will be financially literate, and at least one member shall qualify as an “audit committee financial expert,” as such term is defined in the Instructions to paragraph (h)(1) of Item 401 of Regulation S-B, as in effect from time to time, unless no “independent” directors of the Corporation qualify as an “audit committee financial expert.”

The members of the Audit Committee shall be elected by the Board of Directors of the Corporation following each annual general meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation and removal. Unless the chairperson of the Audit Committee is elected by the full Board of Directors of the Corporation, the members of the Audit Committee may designate a chairperson by a majority vote of the full Audit Committee membership.

Meetings

The Audit Committee shall generally hold regular meetings at least quarterly but more frequently if circumstances make that preferable. The chairperson of the Audit Committee has the power to call an Audit Committee meeting in person or by conference call whenever he or she thinks there is a need. Audit Committee agendas shall be the responsibility of the chairperson, with input from the other members of the Audit Committee. The Audit Committee may designate subcommittees of one or more of its members to report to the full Audit Committee. The majority of the members of the Audit Committee shall constitute a quorum.

Minutes of the meetings of the Audit Committee shall be prepared by the chairperson or his or her designee and maintained at the Corporation. Draft minutes shall be circulated to members for approval. Resolutions by the Audit Committee may also be adopted by unanimous written consent of all members.

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Duties and Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:
  Obtain the full Board of Directors’ approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).
  Select the independent auditors to audit the financial statements of the Corporation and its divisions and subsidiaries. The Audit Committee will also review and set any fees paid to the independent auditor and review and approve dismissal of the independent auditor.
  Analyze and discuss with the independent auditors the fees charged to the Corporation for services rendered by the independent auditor.
  Conduct an annual evaluation of the independence of the outside auditor, based in part on review and discussion of a formal written statement delineating all relationships between the auditor and the Corporation and any other relationships that may adversely affect the independence of the auditor.
  Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the stockholders’ representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.
  Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and timely review of the Corporation’s quarterly reports, and the audit procedures to be utilized, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.
  Review with the independent auditors and the Corporation’s financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review the Corporation’s policy statements to determine their adherence to the Corporation's code of conduct.
  Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.
  Establish policies and procedures for the engagement of outside auditors to provide non-audit services, including procedures for pre-approval of non-audit services permitted by law to be performed by the independent auditor outside the scope of the engagement letter, and consider whether the independent auditor’s performance of such services, together with any other non-audit services being performed, is compatible with the auditor’s independence.
  Set clear hiring policies for employees or former employees of the independent auditors that meet the requirements set forth in Rule 2-01(c)(2)(ii) of Regulation S-X, as amended from time to time.
  Review any material pending legal proceedings involving the Corporation and other contingent liabilities.
  Review accounting and financial human resources and succession planning within the Corporation.
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.
  Investigate any matters brought to its attention within the scope of its duties, with the power to retain outside counsel and other experts for this purpose if, in its judgment, that is appropriate.

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  Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.
  Establish policies and procedures to receive and process: (1) complaints received by the Corporation concerning accounting, internal accounting controls or auditing matters, and (2) the confidential anonymous submissions by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
  Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-QSB (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.
  Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principals and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.
  Review and discuss with management and the independent auditors any material financial or other arrangements of the Corporation which do not appear on the financial statements of the Corporation.
  Establish policies and procedures providing for Audit Committee review and approval of all “related party transactions” for potential conflicts of interest. For purposes of this provision, “related party transactions” refer to transactions required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934.
  Review and discuss with management and the independent auditors any accounting policies and estimates which may be viewed as critical to the Corporation and any significant changes in the accounting policies of the Corporation and accounting and financial proposals that may have a significant impact on the Corporation’s financial reports.
  On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.
  Review the report of the Audit Committee in the annual report to stockholders and the Annual Report on Form 10-KSB disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Audit Committee (without management or the Independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Audit Committee’s conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.
  Review the Company’s disclosure in the proxy statement for its annual general meeting of stockholders that describes that the Audit Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

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Exhibit B

SMARTVIDEO TECHNOLOGIES, INC.
2004 EQUITY INCENTIVE PLAN

1. Purpose

The purpose of the SmartVideo Technologies, Inc. 2004 Equity Incentive Plan (the “2004 Plan”) is to attract and retain the best available talent and encourage the highest level of performance by directors, employees and other persons who perform services for SmartVideo Technologies, Inc. (the “Company”). By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company’s business, the 2004 Plan is intended to serve the best interests of the Company and its stockholders.

2. Definitions

“Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or other Stock-Based Award.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean:

(i)

the acquisition, in a single transaction or series of related transactions, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange act) of 50% or more of either (i) the outstanding shares of common stock of the Company immediately after the consummation of such acquisition (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors immediately after the consummation of such acquisition (the “Outstanding Company Voting Securities”) or;

(ii)	the cessation for any reason of individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

(iii)

the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, more than 50% of, respectively, then outstanding shares of common stock of the Corporation resulting from such reorganization, merger or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

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(iv)	the approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Compensation Committee of the Board or such other committee consisting of not less than two Board members designated by the Board to administer the 2004 Plan. As soon as the Board is expanded to include more than one “non-employee director”, within the meaning of Rule 16b-3 of the Exchange Act, the Committee shall consist of at least two of such “non-employee directors” who are also “outside directors” within the meaning of Section 162(m) of the Code.

“Common Shares” shall mean shares of the common stock, $.001 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

“Company” shall mean SmartVideo Technologies, Inc., a Delaware corporation.

“Effective Date” means January 1, 2004, provided that adoption of the 2004 Plan shall have been approved by the stockholders of the Company not later than 12 months after such date.

“Employee” shall mean an employee of the Company or of any Affiliate, a director of the Company, or any non-employee who provides services to the Company or any Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of the Common Shares shall mean the average of the high and low prices of the Common Shares as reported by the Nasdaq National Market System, or such other recognized exchange or over-the-counter market on which the Common Shares shall then be traded, or the Fair Market Value of any other property or other item being valued as determined by the Committee in its sole discretion.

“Freestanding Right” shall mean a Stock Appreciation Right awarded by the Committee pursuant to Section 7 of the 2004 Plan other than in connection with an Option.

“Incentive Stock Option” shall mean the right to purchase Common Shares from the Company that is granted under Section 6 of the 2004 Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Insider” shall mean, at any time, an individual who is an officer, director, or 10% stockholder of the Company within the meaning of Exchange Act Rule 16a-1(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“Non-Qualified Stock Option” shall mean a right to purchase Common Shares from the Company that is granted under Section 6 of the 2004 Plan and that is not intended to be an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 10 of the 2004 Plan.

“Participant” shall mean any Employee, director or individual independent contractor of the Company or one of its Affiliates selected by the Committee to receive an Award under the 2004 Plan.

“Performance Award” shall mean any right granted under Section 9 of the 2004 Plan.

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

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“Plan” shall mean this Smart Video Technologies, Inc. 2004 Equity Incentive Plan.

“QDRO” shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

“Restricted Period” shall mean the period during which Restricted Stock and Restricted Units may be forfeited to the Company.

“Restricted Stock” shall mean Common Shares granted under Section 8 of the 2004 Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the 2004 Plan.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission.

“Stock Appreciation Right” shall mean any Tandem Right or Freestanding Right granted under Section 7 of the 2004 Plan.

“Tandem Right” shall mean a Stock Appreciation Right awarded by the Committee in connection with an Option pursuant to Section 7 of the 2004 Plan.

“Total Disability” shall mean a determination by the Committee that the Employee is unable to perform the duties required of him or her by the Company as a result of any physical or mental condition.

3. Scope and Duration

Awards under the 2004 Plan may be granted in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Units, Performance Awards or Other Stock-Based Awards. The maximum aggregate number of Common Shares as to which Awards may be granted from time to time under the 2004 Plan is 5,000,000 shares, subject to adjustment as provided in Section 14. The Common Shares available may be in whole or in part, as the Board shall from time to time determine authorized but unissued shares or issued shares re-acquired by the Company. Unless otherwise provided by the Committee, Common Shares covered by expired, terminated or forfeited Awards, Awards which are settled for cash or consideration other than the delivery of Common Shares, or Common Shares which are used to exercise any Award or to satisfy the withholding tax liabilities of any Award will be available for subsequent awards under the 2004 Plan. No Incentive Stock Option shall be granted more than 10 years after the Effective Date.

4. Administration

The 2004 Plan shall be administered by the Committee. The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 2004 Plan, to grant Awards, to determine the terms and conditions applicable to Awards, to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Common Shares to be covered by each grant; to determine the terms and provisions of the Award Agreements entered into in connection with Awards under the 2004 Plan; to interpret the 2004 Plan; to prescribe, amend and rescind rules and regulations relating to the 2004 Plan; and to make all other determinations provided for in the 2004 Plan, or deemed necessary or advisable for the administration of the 2004 Plan. The Committee may reprice any outstanding Option at its discretion. To the extent permissible by law, the Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 2004 Plan.

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5.     Eligibility; Factors to be Considered in Granting Awards

Subject to the discretion of the Committee, Awards may be granted to any Employee of the Company and its Affiliates, a director of the Company, or a non-employee who provides service to the Company or its Affiliates, except that a non-employee shall not be granted an Incentive Stock Option. In determining the Employees to whom Awards shall be granted and the number of Common Shares or units to be covered by each Award, the Committee shall take into account the nature of the Employee’s duties, the present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 2004 Plan.

No award of Incentive Stock Options shall result in the aggregate Fair Market Value of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (determined at the time the Incentive Stock Option is granted) exceeding $100,000.

6. Stock Options

(a) Exercise Price

The purchase price of the Common Shares covered by each Option shall be determined by the Committee, but in the case of an Incentive Stock Option shall not be less than 100% of the Fair Market Value (110% in the case of a stockholder owning more than 10% of the combined voting power of all classes of Company stock) of the Common Shares on the date the Option is granted, or if there are no sales on such date, on the next preceding day on which there were sales.

(b) Terms of Options

The term of each Incentive Stock Option granted under the 2004 Plan shall not be more than 10 years (5 years in the case of a stockholder of the Company owning more than 10% of the combined voting power of all classes of Company stock) from the date of grant, as the Committee shall determine, subject to earlier termination as provided in Sections 11 and 12. The term of each Non-Qualified Stock Option granted under the 2004 Plan shall be such period of time as the Committee shall determine, subject to earlier termination as provided in Sections 11 and 12.

(c) Exercise of Options

(i)

Subject to the provisions provided herein, an Option granted under the 2004 Plan shall become vested as determined by the Committee. The Committee may, in its discretion, determine as a condition of any Option, that all or a stated percentage of the Option shall become exercisable, in installments or otherwise, only after the completion of a specified service requirement, or the satisfaction or occurrence of other conditions. The Committee may also, in its discretion, accelerate the exercisability of any Option at any time and provide in any Award Agreement that the Option shall become immediately exercisable as to all Common Shares remaining subject to the Option upon a Change in Control.

(ii)

Subject to applicable regulatory restrictions, an Option may be exercised at any time or from time to time (further subject, in the case of an Incentive Stock Option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the Option has become exercisable. Notwithstanding the foregoing provision, no Option may be exercised without the prior consent of the Committee by an Insider until the expiration of six months from the date of the grant of the Option.

(iii)

Except as provided in Sections 11, 12 and 13, no Option may be exercised at any time unless the holder thereof is then an Employee, director or individual independent contractor of the Company or one of its Affiliates.

(d) Payment

The purchase price of the Common Shares as to which an Option is exercised shall be paid in full at the time of exercise. Payment may be made (i) in cash, which may be paid by check, or other instrument acceptable to the Company, (ii) with the consent of the Committee or the Chief Executive Officer, in Common Shares, valued at the Fair Market Value on the date prior to exercise, or if there were no sales on such date, on the next preceding day on which there were sales, (iii) with the consent of the Committee and subject to such terms and conditions as it may determine, by surrender of outstanding Awards under the 2004 Plan, (iv) with the consent of the Committee, the delivery of a promissory note containing such terms as deemed acceptable to the Committee, or (v) any combination of the above. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in Common Shares previously owned by the Employee, or a portion of the Common Shares that otherwise would be distributed to such Employee upon exercise of the Option, or a combination of cash and such Common Shares.

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(e) Change in Control

Unless the Board determines otherwise, and except as otherwise provided herein, all Options outstanding under the 2004 Plan shall accelerate and become immediately exercisable for a period of 15 days, or such longer or shorter period as the Board may prescribe, (the “notice period”) immediately prior to the scheduled consummation of a Change in Control, provided, however, that any such acceleration and any exercise of Options during the notice period shall be (i) conditioned upon the consummation of the Change in Control and (ii) effective only immediately before the consummation of such Change in Control.

Upon consummation of any Change in Control, the 2004 Plan and all outstanding but unexercised Options shall terminate. Notwithstanding the foregoing, to the extent provision is made in writing in connection with such Change in Control for the continuation of the 2004 Plan and the assumption of Options under the 2004 Plan theretofore granted, or for the substitution for such Options of new Options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, then the 2004 Plan and Options theretofore granted shall continue in the manner and under the terms so provided, and the acceleration and termination provisions set forth in the first two sentences of this Section 6(e) shall be of no effect. The Company shall send written notice of a Change in Control to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

7. Stock Appreciation Rights

(a) Awards

The Committee may award Stock Appreciation Rights to Employees of the Company or any of its Affiliates. Stock Appreciation Rights may be either Tandem Rights or Freestanding Rights. Tandem Rights may be awarded either at the time the Option is granted or at any time prior to the exercise of the Option.

(b) Terms and Conditions

(i)	Each Tandem Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent the Option is exercisable.

(ii)

The price per share specified in a Freestanding Right shall be determined by the Committee, but in no event shall be less than the Fair Market Value of the Common Shares as of the date of grant. The term of each Freestanding Right shall be such period of time as the Committee shall determine. Subject to the provisions of the 2004 Plan, each Freestanding Right shall become vested as determined by the Committee. Prior to becoming 100% vested, each Freestanding Right shall become exercisable, in installments or otherwise, as the Committee shall determine. The Committee may also, in its discretion, accelerate the exercisability of any Freestanding Right at any time, including a Change in Control.

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(c) Exercise

(i)

Upon exercise of a Stock Appreciation Right, (subject, in the case of a Tandem Right, to the surrender of the related Option or any unexercised portion thereof which the Employee determines to surrender for this purpose) the Employee shall be entitled to receive, subject to the provisions of the 2004 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of (i) the Fair Market Value on the exercise date of one Common Share over (ii) the Option price per share, in the case of a Tandem Right, or the price per share specified in the terms of a Freestanding Right, times (B) the number of Common Shares with respect to which the Stock Appreciation Right shall have been exercised.

(ii)

Upon exercise of a Tandem Right, the number of Common Shares subject to exercise under the related Option shall automatically be reduced by the number of Common Shares represented by the Option or portion thereof surrendered.

(iii)	A Tandem Right related to an Incentive Stock Option may only be exercised if the Fair Market Value of a Common Share on the exercise date exceeds the Option price.

(d) Payments

(i)

The payment described in subparagraph (c)(i) above shall be made in the form of cash, Common Shares, or a combination thereof, as elected by the Employee, provided that the Committee shall have sole discretion to consent to or disapprove the election of an officer or director to receive all or part of a payment in cash.

(ii)

If upon exercise of a Stock Appreciation Right the Employee is to receive a portion of the payment in Common Shares, the number of shares received shall be determined by dividing such portion by the Fair Market Value of a share on the exercise date. The number of Common Shares received may not exceed the number of Common Shares covered by any Option or portion thereof surrendered. Cash will be paid in lieu of any fractional share.

(iii)

Whether payments to Employees upon exercise of Tandem Rights or Freestanding Rights are made in cash, Common Shares or a combination thereof, the Committee shall have sole discretion as to timing of the payments, whether in one lump sum or in annual installments or otherwise deferred, which deferred payments may in the Committee’s sole discretion (i) bear amounts equivalent to interest or cash dividends, (ii) be treated as invested in the manner from time to time determined by the Committee, with dividends or other income thereon being deemed to have been so reinvested, or (iii) for the convenience of the Company, contributed to a trust, which may be revocable by the Company or subject to the claims of its creditors, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust, all as the Committee shall determine.

(iv)

No payment will be required from the Employee upon exercise of a Stock Appreciation Right, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with delivery of cash or a certificate representing shares. The Committee may permit such amount to be paid in (i) Common Shares previously owned by the Employee, (ii) a portion of the Common Shares that otherwise would be distributed to such Employee upon exercise of the right, or (iii) a combination of cash and Common Shares.

8. Restricted Shares or Restricted Units

(a) Awards

Restricted Stock or Restricted Stock Units may be awarded by the Committee in its sole discretion. At the time an award of Restricted Shares or Restricted Units is made, the Committee shall (i) establish a Restricted Period applicable to such award, (ii) prescribe conditions for the incremental lapse of restrictions during the Restricted Period, or for the lapse or termination of restrictions upon the satisfaction or occurrence of other conditions in addition to or other than the expiration of the Restricted Period, including a Change in Control, and (iii) determine all other terms and conditions of such award, including voting and dividend or dividend equivalent rights.

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(b) Restrictions on Transfer

Upon the grant of Restricted Shares, a stock certificate representing the number of Common Shares equal to the number of Restricted Shares granted to an Employee shall be registered in the Employee’s name but shall be held in custody by the Company for the Employee’s account. The Employee shall not be entitled to delivery of the certificate or to sell, transfer, assign, pledge or otherwise encumber the Restricted Shares until the expiration of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee. Upon the forfeiture of any Restricted Shares, such forfeited Restricted Shares shall be transferred to the Company without further action by the Employee.

(c) Delivery of Shares

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section 12, a stock certificate for the number of Common Shares with respect to which the restrictions have lapsed, or one Common Share for each Restricted Stock Unit with respect to which the restrictions have lapsed, shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Employee or the Employee’s beneficiary or estate, as the case may be. Fractional Shares will be paid in cash.

(d) Payment

No payment will be required from the Employee upon the issuance or delivery of any Common Shares, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Committee may permit such amount to be paid in (i) Common Shares previously owned by the Employee, (ii) a portion of the Common Shares that otherwise would be distributed to such Employee upon the lapse of the restrictions applicable to the Restricted Shares or Restricted Units, or (iii) a combination of cash and Common Shares.

9. Performance Awards

(a) Grant

Performance Awards may be granted to any Employee by the Committee in its sole discretion. A Performance Award shall consist of a right that is (i) denominated in cash or Common Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

(b) Terms and Conditions

Subject to the terms of the 2004 Plan and any applicable Award Agreement, the Committee shall (i) determine the performance goals to be achieved during any performance period, (ii) the length of any performance period, (iii) the amount of any Performance Award, (iv) the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and (v) all other terms and conditions of any Performance Award, including the consequences of death, Total Disability, termination of employment and Change in Control.

(c) Payment of Performance Awards

Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a current or deferred basis.

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10. Other Stock-Based Awards

The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award,” which shall consist of any right that is an Award of Common Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as deemed by the Committee to be consistent with the purposes of the 2004 Plan, other than an Award described in Sections 6 through 9 above.

11. Termination of Employment

Unless otherwise determined by the Committee, and subject to such restrictions as may be imposed by the Code in the case of any Incentive Stock Options, in the event that the employment of an Employee to whom an Option or Stock Appreciation Right has been granted under the 2004 Plan shall be terminated (except as set forth in Section 12), such Option or Stock Appreciation Right may, subject to the provisions of the 2004 Plan, be exercised, to the extent that the Employee was entitled to do so at the termination of his employment, at any time within three months after such termination, but in no case later than the date on which the Option or Stock Appreciation Right terminates.

Unless otherwise determined by the Committee, if an Employee to whom Restricted Stock or Restricted Stock Units have been granted ceases to be an Employee prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee for any reason other than death or Total Disability, the Employee shall immediately forfeit all Restricted Stock and Restricted Stock Units.

12. Death or Total Disability of Employee

Unless otherwise determined by the Committee, if an Employee to whom an Option or Stock Appreciation Right has been granted under the 2004 Plan shall die or suffer a Total Disability while employed by the Company, such Option or Stock Appreciation Right may be exercised, to the extent it was exercisable at the date of such Employee’s death or Total Disability, at any time within one year after the date of the Employee’s death or Total Disability, but in no case later than the date on which the Option or Stock Appreciation Right otherwise terminates.

If an Employee to whom Restricted Stock or Restricted Stock Units have been granted shall die or suffer a Total Disability prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, or in cases of other special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Employee’s Restricted Stock or Restricted Stock Units.

13.     Non-Transferability of Awards

Awards granted under the 2004 Plan shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code except to the extent provided in any Award Agreement and permitted under applicable law.

14.     Adjustment upon Changes in Capitalization, etc.

(a)

The existence of outstanding Options or other Awards shall not affect in any way the right or ability of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights hereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or substantially all of the outstanding stock of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)

If the Company shall effect a subdivision, consolidation or reclassification of the Common Shares or other capital readjustment or recapitalization, the payment of a stock dividend, or other increase or reduction in the number of the Common Shares outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of Common Shares shall be appropriately adjusted in such a manner as to entitle Employees to receive, for the same aggregate cash consideration, if applicable, the same total number and class of shares as he would have received as a result of the event requiring the adjustment and the number of shares of stock which may be issued under the 2004 Plan shall be appropriately adjusted in order to prevent dilution or enlargement of rights.

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(c)

Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then subject to outstanding Options.

15. Effective Date

The 2004 Plan was effective as of January 1, 2004; provided that the adoption of the 2004 Plan shall have been approved by the stockholders of the Company not later than 12 months after such date. The Committee may, in its discretion, grant Awards under the 2004 Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise or payment, (i) if the Company deems it necessary or desirable, a Registration Statement under the Securities Act of 1933, as amended, with respect to such Common Shares shall be effective, and (ii) any requisite approval or consent of any governmental authority of any kind having jurisdiction over Awards granted under the 2004 Plan shall be obtained.

16.     Amendment of the 2004 Plan

(a)

The Board at any time, and from time to time, may amend the 2004 Plan. However, except as provided in Section 14 relating to adjustments upon changes in the Common Shares, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i)	Increase the number of Common Shares reserved for Awards under the 2004 Plan;

(ii)

Modify the requirements as to eligibility for participation in the 2004 Plan (to the extent such modification requires stockholder approval in order for the 2004 Plan to satisfy the requirements of Section 422(b) of the Code); or

(iii)	Modify the 2004 Plan in any other way if such modification requires stockholder approval in order for the 2004 Plan to satisfy the requirements of Section 422(b) of the Code.

(b)

The Board may in its sole discretion submit any amendment to the 2004 Plan for stockholder approval, including, but not limited to, amendments to the 2004 Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers.

(c)

It is expressly contemplated that the Board may amend the 2004 Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee Incentive Stock Options and/or to bring the 2004 Plan and/or Options granted under it into compliance therewith.

(d)

Rights and obligations under any Award granted before amendment of the 2004 Plan shall not be impaired by any amendment of the 2004 Plan, unless: (i) the Company requests the consent of the person to whom the Award was granted; and (ii) such person consents in writing.

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17.     Termination or Suspension of the 2004 Plan

(a)

The Board may suspend or terminate the 2004 Plan at any time. No Stock Awards may be granted under the 2004 Plan while the 2004 Plan is suspended or after it is terminated. No Incentive Stock Options may be granted under the 2004 Plan after January 1, 2014.

(b)

Rights and obligations under any Awards granted while the 2004 Plan is in effect shall not be impaired by suspension or termination of the 2004 Plan, except with the consent of the Person to whom the Award was granted.

18. Miscellaneous

(a) Written Agreements

Each Award hereunder shall be evidenced by an Award Agreement that shall contain such restrictions, terms and conditions as the Committee may require.

(b) No Right to Employment

Nothing in the 2004 Plan or in any Award granted pursuant to the 2004 Plan shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

(c) Governing Law

The validity, construction, and effect of the 2004 Plan and any rules and regulations relating to the 2004 Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

(d) Severability

If any provision of the 2004 Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Employee or Award, or would disqualify the 2004 Plan or any Award under any law or regulations deemed applicable, or the compliance with which is deemed desirable, including any accounting rules or regulations, by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, rules or regulations, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the 2004 Plan or the Award, such provision shall be stricken as to such jurisdiction, Employee or Award and the remainder of the 2004 Plan and any such Award shall remain in full force and effect.

(e) Other Laws

The Committee may refuse to issue or transfer any Common Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Common Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by an Employee, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Employee, holder, or beneficiary.

32

A ticket must be presented in order to gain admission to the Annual Meeting of Stockholders. Should you be able to attend the meeting, please bring this portion of your proxy with you, as it will serve as your **ADMISSION TICKET** to the Annual Meeting of Shareholders of SmartVideo Technologies, Inc.

August 31, 2004, at 10:00 a.m. ET
Marriott Courtyard
6235 McDonough Drive
Norcross, GA 30093

SmartVideo™

Attendee(s) Signature(s):

________________________________

________________________________

Please print name(s)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

**PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**Annual Meeting of Stockholders – August 31, 2004**

The undersigned hereby appoints Mr. Robert J. Walters and Mr. Richard E. Bennett, Jr., or either of them (the "Proxies"), as the undersigned's proxy or proxies, each with the power to appoint her/his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of SmartVideo Technologies, Inc. (the "Company") which the undersigned is entitled to vote on July 6, 2004, at the Annual Meeting of Stockholders of the Company to be held on August 31, 2004, or any adjournment thereof.

**TO VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE SEE THE REVERSE SIDE OF THIS CARD. TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.**

**VOTE BY TELEPHONE OR INTERNET**
QUICK □□□ EASY □□□ IMMEDIATE

SmartVideo™

***Voting by telephone or Internet is quick, easy and immediate.*** As a SmartVideo shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 12:00 p.m., Eastern Time on August 30, 2004.

***To Vote Your Proxy by the Internet***
**www.continentalstock.com**
Have your proxy card available when you access the above Website. Follow the prompts to vote your shares.

***To Vote Your Proxy by Phone***
**1 (800) 293-8533**
Use your touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**PLEASE DO NOT RETURN THE ABOVE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.**

***To Vote your Proxy by Mail***
Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

**THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.**

Please mark your votes like this **X**

**The Board of Directors recommends a vote "FOR" each of the following proposals.**

| | FOR | WITHOLD AUTHORITY |
|---|---|---|
| 1. Election of Directors: | ☐ | ☐ |

**(To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)**

Robert J. Walters Richard E. Bennett, Jr. Darren Breitkreuz

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Proposal to Approve the 2004 Incentive Stock Option Plan | ☐ | ☐ | ☐ |
| 3. Proposal to ratify the appointment of Sherb & Co., LLP as the Independent Public Accountants of the Company for the fiscal year ended December 31, 2004. | ☐ | ☐ | ☐ |

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

**Check here if you plan to attend the annual meeting.** ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

**Signature** ____________________ **Signature** ____________________ **Date** __________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, or trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.